Exhibit 99.1
1 2022 Investor Relations Presentation Results through June 30, 2022

2 UFP INDUSTRIES, INC. 2022 Please be aware that: Statements included in this presentation that are not historical are forward - looking statements within the meaning of Section 21E of the Securities Exchange Act, as amended, and are based on management’s beliefs, assumptions, current expectations, estimates, and projection s a bout the markets we serve, the economy, and the company itself. Words like “anticipates,” “believes,” “confident,” “estimates,” “expects,” “forecasts,” like ly, ” “plans,” “projects,” “should,” variations of such words, and similar expressions identify such forward - looking statements. These statements do not guarantee future performan ce and involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrenc e. The Company does not undertake to update forward - looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward - l ooking statements are made. Actual results could differ materially from those included in such forward - looking statements. Investors are cautioned that all forward - looking statements involve risks and uncertainty. Among the factors that could cause actual results to differ materially from forward - looking statements are the foll owing: Fluctuations in the price of lumber; adverse or unusual weather conditions; adverse conditions in the markets we serve; government regulations, particular ly involving environmental and safety regulations; and our ability to make successful business acquisitions. Certain of these risk factors as well as other risk facto rs and additional information are included in the Company's reports on Form 10 - K and 10 - Q on file with the Securities and Exchange Commission. Non - GAAP Financial Information: This presentation includes certain financial information not prepared in accordance with U.S. GAAP. Because not all companies calculate non - GAAP financial information identically (or at all), the information herein may not be comparable to other similarl y titled measures used by other companies. Management considers adjusted EBITDA and return on invested capital to be non - GAAP alternative performance measures w hich may provide useful information to investors. This presentation is the property of UFP Industries, Inc. Any redistribution, retransmission, or reprinting of this presentation in any form without the express written consent of Universal is strictly prohibited. Page 2 of 36

3 UFP Industries is a holding company whose operating subsidiaries – UFP Industrial, UFP Construction and UFP Retail Solutions – manufacture, distribute and sell a wide variety of value - added products used in residential and commercial construction, outdoor living, packaging and other industrial applications worldwide. NO MISSION STATEMENTS. JUST PEOPLE ON A MISSION. ™ Page 3 of 36

4 40% 31% 24% 5% Based on 2021 Sales INTRODUCTION UFP AT A GLANCE Retail - $3.4B Big box, independents, & buying co - ops Construction - $2.7B Single and multi - family builders, commercial builders, concrete formers, factory - built housing (mobile & modular homes) & RVs 2022 Industrial - $2.1B Industrial packaging, packaging materials & OEM components International - $0.4B Overseas sourcing and selling with manufacturing and design assets in eight countries. 15,000+ Number of employees worldwide 211 Number of facilities worldwide $8.6B 2021 Net sales $835M 2021 Adjusted EBITDA 1955 Company founded in Grand Rapids, MI $ Page 4 of 36

5 INTRODUCTION WHERE WE ARE 2022 186 2 4 1 11 1 5 211 Locations 1 Page 5 of 36

6 OUR PERFORMANCE 2022 7.2% Adjusted EBITDA Margin 8.4% 9.7% $4,416 Net Sales $5,154 $8,636 $180 Net Earnings (ACI) $247 $536 0.0 Net Debt to Adjusted EBITDA 0.0 0.06 15.1% ROIC 21.0% 32.2% 2019 2020 2021 Unit sales growth rate 6% 6% 28% $ Sales in Millions Growth rate 21% 37% 117% Non - GAAP Financial Information: Please click here for reconciliation to related GAAP measurement. $317 Adjusted EBITDA $431 $835 19% 36% 94% Page 6 of 36

7 BUSINESS MODEL LONG - TERM FINANCIAL GOALS 2022 Annual unit sales growth of 5 - 7 percent, including small acquisitions 10% Adjusted EBITDA margin Earn incremental return on new investment greater than WACC Maintain a conservative capital structure Page 7 of 36

8 2022 VALUE - ADDED TRANSFORMATION Page 8 of 36

9 BUSINESS MODEL INNOVATION AND NEW PRODUCTS 2013 $426m 3% 10% $85m New Products 2022 2019 2021 10% $540m 2013 % of Sales Sales % of Sales Sales % of Sales Sales $842m 10% 2020 % of Sales Sales Page 9 of 36

10 MANAGEMENT STRUCTURE EVOLUTION Since our founding through 2019, we managed our people and plants regionally. Beginning January 1, 2020, we realigned our management teams to focus specifically on business segments rather than geographies. At the same time, we changed our name to better reflect the breadth of our product mix. The new structure brought greater focus, resulting in: • Improved alignment with our customers • Faster introduction of new, value - added products • Better, quicker decision making • More effective allocation of capital • More consistent execution Western Division Southern Division Northern Division 2020 and Beyond 1955 - 2019 2020 and Beyond 2022 Page 10 of 36

11 BUSINESS MODEL ACQUISITIONS 2022 PROCESS Identify attractive growth runways in each Business Unit under each Business Segment and identify gaps in our capabilities to pursue those runways. PURPOSE Find new products and services to speed our transformation from commodity sales to value - added selling solutions and brands. GOAL Achieve scale and synergy targets to optimize growth, margins and returns. Page 11 of 36

12 BUSINESS MODEL 2022 PalletOne , Inc. Th e leading manufacturer of new pallets in the U.S., with 17 manufacturing facilities and 1,500 employees in the Southern and Eastern regions of the U.S. The company also supplies specialized industrial packaging, including custom bins and crates, and its Sunbelt Forest Products subsidiary operates five pressure - treating facilities in the Southeastern U.S. 2020 Annual sales: $267M Sunbelt Forest Products Expands UFPI’s capacity, capabilities and customer base, bolsters our position as the leading wood preserver in the U.S., and moves us closer to our goal of becoming the preferred global packaging solutions provider. 2020 Annual sales: $431M Gilmores, Pty Ltd Adds a wide portfolio of consumable packaging products and expands UFP Industrial’s customer base throughout Australia. Operating from its distribution facility in Port Melbourne, Gilmores is a leading distributor of packaging tapes, stretch films, packaging equipment, strapping, construction protection products and other items. 2020 Annual sales: $10M 2021 ACQUISITIONS Walnut Hollow Farm, Inc. Designs, manufactures, sells and distributes wood products, tools, and accessories for the craft and hobby, personalized home dcor, and hardware categories. Brings UFP Retail Solutions a new and unique mix of ready - to - make wood products and tools, along with strong relationships with hobby and craft retailers. 2020 Annual sales: $12M Spartanburg Forest Products Wood treating operations in the southeastern U.S., with approximately 150 employees and operations in five states. The combination of Spartanburg and Sunbelt generate operational efficiencies that allow both companies to provide greater value to our customers, while expanding our capacity and geographic reach. 2020 Annual sales: $543M Endurable Building Products, LLC Based near Minneapolis, a leading manufacturer of customized structural aluminum systems and products for exterior purposes, such as deck framing, balconies, sunshades, railings and stairs. Their addition strengthens UFP relationships with existing construction customers, providing them with a new range of products and services that match an important UFP Construction growth runway. 2020 Annual sales: $15M Shelter Products, Inc. Based in Haleyville, Alabama, provides distribution and logistics support to factory - built manufacturers through nine warehouses across the U.S. Expands UFP’s reach in its Factory - Built business segment. 2020 Annual sales: $11M 2021 continued > Page 12 of 36

13 BUSINESS MODEL 2022 Boxpack Packaging Based near Melbourne, Australia, specializes in flexographic and lithographic cardboard packaging, using the latest CAD design and finishing techniques. Boxpack broadens the portfolio of packaging solutions provided by UFP’s UBEECO Group in Australia. 2020 Annual sales: $6M Ficus Pax Private Limited Headquartered in Bangalore, India, manufactures mixed - material cases and crates, nail - less plywood boxes, wooden pallets and other packaging products through 10 facilities located in major industrial markets throughout southern India. Ficus also owns a majority stake in Wadpack , a manufacturer of corrugated fiberboard containers, corrugated pallets and display solutions. 2021 Annual sales: $39M Advantage Labels & Packaging, Inc. Based in Grand Rapids, Michigan, provides blank and customized labels, printers, label applicators and other packaging supplies. Key industries served include beverage; body armor; food production and processing; greenhouse and nursery; hobby and craft; manufacturing and automotive. 2021 Annual sales: $20M Ultra Aluminum Manufacturing, Inc. Located in Howell, Michigan, a leading manufacturer of aluminum fencing, gates and railing. The company designs and produces an extensive selection of ornamental aluminum fence and railing products for contractors, landscapers, fence dealers and wholesalers. Ultra's product line adds to UFP's current lineup of vinyl and wood fencing, strengthening our commitment to bring customers more choice and product innovation. 2021 Annual sales: $45M Cedar Poly LLC Based in Tipton, Iowa, a full - service recycler of high - and low - density polyethylene flakes and pellets used in various products, including composite decking. The company also recycles corrugate and operates its own transportation fleet. Cedar Poly allows UFP to vertically integrate our sourcing of recycled polymers and increase our use of post - industrial waste materials in our products without compromising quality. 2021 Annual sales: $17M Dempsey Wood Products, LLC. Located in Orangeburg, South Carolina, produces kiln - dried lumber, pallet lumber, and other industrial wood products. The industrial lumber that Dempsey produces is a key product for pallet operations and has been in short supply as larger mills produce less of this type of lumber. PalletOne’s investment in Dempsey helps it secure and grow a critical long - term supply source. 2021 Annual sales: $69M 2021 - 2022 ACQUISITIONS 2021 2022 Page 13 of 36

14 BUSINESS MODEL A UNIQUE CULTURE BUILT FOR GOOD TIMES AND BAD 2022 Strong Balance Sheet Return - focused approach to capital allocation. Capital reserves used opportunistically. Average management team tenure: 23 years. 67 straight years of profitability. Every plant is a profit center and all employees bonused on ROI. All managers required to own stock. Balanced Business Model Experienced Leadership Incentives Aligned With Shareholders Diversified business portfolio mitigates lumber and business risk. Mix of fixed - and variable - priced products hedges volatile lumber prices. Entrepreneurial Focused Stable Prepared Page 14 of 36

15 UFP INDUSTRIES BUSINESS SEGMENTS 2022 Page 15 of 36

16 BUSINESS SEGMENTS 2022 2013 Value - added as a % of Net Sales 2013 $284m 19% 15% $402m $510m 19% 2019 2020 2021 Sales % of Sales Commodity Value - added 2019 2020 2021 58% 42% 46% 43% 57% 54% Sunbelt $774M 2021 DecKorators $249M** 2021 UFP Edge $545M*** 2021 Prowood $1,743M* 2021 *Includes $393M in Outdoor Essentials **Comprised of 48% to Big Box customers and 52% to all other customers ***Includes $396M in Retail Building Materials YTD Q2: $820M YTD Q2: $527M YTD Q2: $180M YTD Q2: $93M New Products & % of Net Sales Page 16 of 36

17 Deckorators.com BUSINESS SEGMENTS RETAIL SOLUTIONS 2022 ProWoodLumber.com OutdoorEssentialProducts.com UFPEdge.com On - trend brands to all major building products retailers, while supporting customers with best - in - class in - store and e - commerce support. Outdoor lifestyle products including wood and vinyl fencing, landscape and garden dcor, picnic tables, pergolas, trellises and more. Premium siding, pattern, trim and accent wall products. Preserved lumber including timbers, decking, construction materials and fire - treated. The industry’s leading innovator of composite decking, railing and accessories. Page 17 of 36

18 2022 2013 $69m 6% New Products & % of Net Sales 8% $73m $177m 7% 2019 2020 2021 Sales % of Sales 2013 35% 66% 34% 68% 32% 65% Commodity Value - added 2019 2020 2021 Value - added as a % of Net Sales Note: Lumber price appreciation more significantly impacts commodity - based products compared to value - add products. UFPindustial.com Protective Packaging Materials $19M 2021 Structural Packaging and OEM Components $1.8B 2021 YTD Q2: $1.1B YTD Q2: $23M BUSINESS SEGMENTS Machine - Built Pallets $355M 2021 YTD Q2: $209M Page 18 of 36

19 2022 BUSINESS SEGMENTS INDUSTRIAL Innovative packaging solutions and components backed by a global manufacturing footprint, the industry’s leading engineering and design, and integrated service teams. Corrugated, stretch/shrink films, labels, machine applicators, facility supplies, hardware and software solutions for all industries. PROTECTIVE PACKAGING Wood, steel, foam and corrugated for mixed material crates and specialty containers. Hard cases, tracking technology, logistics solutions and onsite packaging services. STRUCTURAL PACKAGING New and recycled pallets, design, engineering and testing. MACHINE - BUILT PALLETS Precision - milled and value - added processing in lumber, composites, foam, metals, and panel goods. Dunnage, bed foundations, cabinet, shed, door, and window components. OEM COMPONENTS Page 19 of 36

20 BUSINESS SEGMENTS 2022 2013 $60m 4% 5% $54m $136m 3% 2019 2020 2021 Sales % of Sales 2013 24% 81% 19% 73% 27% 76% Commodity Value - added 2019 2020 2021 Value - added as a % of Net Sales Factory - Built $1.1B 2021 Commercial $259M 2021 Concrete Forming $150M 2021 Site - Built $1.2B* 2021 YTD Q2: $723M YTD Q2: $732M YTD Q2: $164M YTD Q2: $142M New Products & % of Net Sales *Comprised of 65% for single - family homes and 35% for multi - family homes Page 20 of 36

21 Roof trusses, wall panels, floor systems, doors and framing services for residential and light commercial builders. Sales are 65% single family, 35% multifamily. 2022 Roof trusses, floor joists, laminated wall panels, cabinet components, countertops and milled components for modular and manufactured homes, RV’s and mobile offices. BUSINESS SEGMENTS CONSTRUCTION SITE - BUILT FACTORY - BUILT UFPConstruction.com IDXCorporation.com Single - source provider of building components, concrete forms, framing, exterior and interior finishing programs designed to make building processes run at maximum efficiency. Turnkey project management of consumer environment and architectural interiors. Design, development, engineering, manufacturing, assembly, distribution and installation. COMMERCIAL Custom radius forms, wall and column forms, gang systems, lumber and panels for construction and infrastructure. CONCRETE FORMING Page 21 of 36

22 Trades lumber, packaging and building materials in 65 countries to supply local and multinational customers across major markets. Global industrial packaging solutions provider with manufacturing and distribution facilities in Canada, Mexico, Italy, Australia and India. BUSINESS SEGMENTS 2022 2021 Sales: $339 million YTD Q2: $209 million Page 22 of 36

23 SUSTAINABILITY CONTINUUM 2022 Drive operational excellence throughout the enterprise Cultivate a unique, rewarding culture throughout the UFP family of companies Provide significant opportunity for professional and personal growth Support communities in which we operate Supply exceptional products and service to our customers Maintain inclusive, safe working environments Attract and retain diverse top - shelf talent Operate with a focus on energy efficiency and lean manufacturing Deliver Consistent, positive financial results to our shareholders For UFP, sustainability means more than using and selling renewable materials. It serves our ultimate goal of creating and sustaining value for shareholders. BUSINESS MODEL Page 23 of 36

24 2022 OUR SUSTAINABILITY PHILOSOPHY We have always believed profitability, asset values and shareholder return are optimized by acting responsibly, and that our investors experience higher sustainable returns when we support our customers, employees and communities . Our views on maintaining a sustainable enterprise can be found here .. For UFP Industries, doing right doesn’t require departments and titles, but is simply part of who we’ve been and who we continue to be. And that’s how we like it – fewer committees, higher standards, and increased financial and social reward for employees, customers and communities. BUSINESS MODEL Page 24 of 36

25 FINANCIALS

26 MANAGING LUMBER MARKET RISK TO EARN A STABLE PROFIT PER UNIT 2022 Level of lumber prices does not drive profitability Lumber Market (in $/MBF)* 2021 2020 2022 2019 *Average weekly random lengths framing lumber composite price. Lumber Market Sequential trends impact profit per unit Balanced mix of variable and fixed - price products mitigate risk Adjusted EBITA Margin Lumber Market Volatility* 4.2% 34.5% 39.9% 21.7% 7.2% 8.4% 9.7% 11.3% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% 2019 2020 2021 2022 YTD Lumber Market Volatility Adjusted EBITDA Margin *Standard deviation of lumber prices divided by average weekly price. 1112 1225 1321 1051 948 670 890 954 1035 1080 1428 1344 690 443 412 520 585 746 377 402 420 358 394 455 530 716 934 826 571 643 331 370 365 354 346 329 356 346 364 360 373 371 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Non - GAAP Financial Information: Please click here for reconciliation to related GAAP measurement. Page 26 of 36

27 FINANCIALS 2022 NET SALES (in millions) Long - Term Goal: Unit sales growth of 5% to 7%, including small acquisitions Net Sales Percent Change $4,489 $4,416 $5,154 $8,636 6% 6% 6% 28% 3% 5% 5% 4% 0% 10% 20% 30% 40% $- $2,000 $4,000 $6,000 $8,000 $10,000 Organic Unit Sales Growth Total Unit Sales Growth Net Sales 2018 2019 2020 2021 UFP Consolidated Net Sales Percent Change $1,051 $1,086 $1,072 $2,148 10% 4% (6)% 40% 5% (2)% (8)% 5% -10% 5% 20% 35% 50% 65% $- $500 $1,000 $1,500 $2,000 $2,500 2018 2019 2020 2021 UFP Industrial Net Sales Percent Change $1,512 $1,499 $2,167 $3,418 4% 10% 25% 31% 2% 10% 24% (4)% -5% 10% 25% 40% 55% $- $1,000 $2,000 $3,000 $4,000 2018 2019 2020 2021 UFP Retail Solutions Net Sales Percent Change $1,705 $1,637 $1,696 $2,698 7% 6% (6)% 17% 6% 6% (7)% 14% -10% 0% 10% 20% 30% $- $750 $1,500 $2,250 $3,000 2018 2019 2020 2021 UFP Construction Page 27 of 36

28 UFP Consolidated UFP Industrial UFP Retail Solutions UFP Construction FINANCIALS ADJUSTED EBITDA (in millions) 2022 Non - GAAP Financial Information: Please click here for reconciliation to related GAAP measurement. Adjusted EBITDA Adjusted EBITDA Margin Adjusted EBITDA Margin Adjusted EBITDA $266 $317 $431 $835 5.9% 7.2% 8.4% 9.7% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% $- $200 $400 $600 $800 $1,000 2018 2019 2020 2021 Adjusted EBITDA Adjusted EBITDA Margin $75 $101 $100 $304 7.1% 9.3% 9.3% 14.1% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% $- $50 $100 $150 $200 $250 $300 $350 2018 2019 2020 2021 Adjusted EBITDA Adjusted EBITDA Margin $63 $75 $170 $147 4.2% 5.0% 7.8% 4.3% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% $- $40 $80 $120 $160 $200 2018 2019 2020 2021 Adjusted EBITDA (in millions) Adjusted EBITDA Margin $85 $96 $98 $283 5.0% 5.9% 5.8% 10.5% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% $- $50 $100 $150 $200 $250 $300 2018 2019 2020 2021 Long - Term Goal: Achieve and sustain a 10% adjusted EBITDA margin. Page 28 of 36

29 UFP Consolidated UFP Industrial UFP Retail Solutions FINANCIALS ADJUSTED EBITDA GROWTH AND UNIT SALES 2022 Percent Growth 6% 6% 28% 19% 36% 94% 0% 20% 40% 60% 80% 100% 2019 2020 2021 Unit Sales Growth Adjusted EBITDA Growth Long - Term Goal: Achieve Adjusted EBITDA growth exceeding unit sales growth. UFP Construction Percent Growth 4% (6)% 40% 34% (1)% 204% -20% 20% 60% 100% 140% 180% 220% 2019 2020 2021 Percent Growth 10% 25% 31% 18% 127% (13)% -40% 10% 60% 110% 160% 2019 2020 2021 Percent Growth 6% (6)% 17% 14% 2% 189% -20% 30% 80% 130% 180% 2019 2020 2021 Page 29 of 36

30 FINANCIALS RETURN ON INVESTED CAPITAL 2022 Hurdle Rate = 12% WACC = 10% Percent 13.2% 14.0% 15.1% 21.0% 32.2% 0% 5% 10% 15% 20% 25% 30% 35% 2017 2018 2019 2020 2021 Non - GAAP Financial Information: Please click here for reconciliation to related GAAP measurement. Long - Term Goal: Earn an incremental return on new investment over our WACC Page 30 of 36

31 FINANCIALS CASH CYCLE 2022 Cash Cycle = Days Receivables Outstanding + Days Supply of Inventory – Days Payables Outstanding Days 52.4 54.1 55.7 48.1 56.8 0 10 20 30 40 50 60 70 2017 2018 2019 2020 2021 Page 31 of 36

32 FINANCIALS CAPITAL STRUCTURE 2022 Percent Net Debt to Total Capitalization vs Maximum Target Net Debt to Adjusted EBITDA vs Maximum Target 11.8% 11.5% 12.4% 0.0% 10.2% 12.8% 15.7% 0.0% 0.0% 2.5% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 1.10 0.80 0.72 - 0.46 0.60 0.80 - - 0.06 0.0 0.5 1.0 1.5 2.0 2.5 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Max target Net Debt to Total Capital Net Debt to TTM Adjusted EBITDA Non - GAAP Financial Information: Please click here for reconciliation to related GAAP measurement. Page 32 of 36

33 BALANCED USE OF FREE CASH FLOW 2022 Acquisitions to contribute half of our total annual unit sales growth CapEx plan of $175M to $225M in 2022 Opportunistic share repurchases to offset issuances Increasing dividends $349 $336 $512 $25 $31 $40 $29 $85 $89 $151 $39 $65 $476 Acquisitions Capex Share Buyback Dividends OCF 2019 2020 2021 Operating Cash Flow and Capital Allocation (in millions) Page 33 of 36

34 FINANCIALS 2022 NET SALES Q2 2022 (in millions) $2,094 $2,017 $2,489 $2,901 Q3 2021 Q4 2021 Q1 2022 Q2 2022 UFP Consolidated Organic Unit Sales YOY Growth Total Unit Sales YOY Growth Net Sales $ 696 $ 704 $ 993 $ 1,121 Q3 2021 Q4 2021 Q1 2022 Q2 2022 UFP Retail Solutions $573 $515 $611 $676 Q3 2021 Q4 2021 Q1 2022 Q2 2022 UFP Industrial $723 $677 $787 $975 Q3 2021 Q4 2021 Q1 2022 Q2 2022 UFP Construction 13% 25% 10% 3% (3)% 5% 3% 2% (1)% 36% 12% (6)% (19)% 2% (2)% (7)% 34% 25% (3)% 0% 0% (4)% (4)% (1)% 19% 15% 15% 17% 16% 13% 14% 17 % Page 34 of 36

35 FINANCIALS 2022 ADJUSTED EBITDA Q2 2022 (in millions) $2.9 $2.0 $2.1 Q3 2021 Q4 2021 Q1 2022 Q2 2022 UFP Consolidated $292 $223 $187 $319 Non - GAAP Financial Information: Please click here for reconciliation to related GAAP measurement. Adjusted EBITDA Margin Adjusted EBITDA $2.9 $2.0 $2.1 $(21) $43 $78 $31 Q3 2021 Q4 2021 Q1 2022 Q2 2022 UFP Retail Solutions $2.9 $2.0 $2.1 $82 $87 $92 $105 Q3 2021 Q4 2021 Q1 2022 Q2 2022 UFP Industrial $2.9 $2.0 $2.1 $88 $85 $85 $138 Q3 2021 Q4 2021 Q1 2022 Q2 2022 UFP Construction 9.0% 11.1% 11.7% 11.0% (3.0) % 6.1% 7.9% 2.8% 14.3% 16.9% 15.1% 15.5% 12.2% 12.5% 10.8% 14.2 % Page 35 of 36

36 2801 E. Beltline Ave. NE Grand Rapids, MI 49506 (800)598 - 9663 - UFPI.com THANK YOU.